UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2024

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Campbell Technology Parkway, Suite 150 Campbell, California	95008
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Board of Directors of Tigo Energy, Inc. (the “Company”) has scheduled its 2024 annual meeting of stockholders (the “Annual Meeting”) for May 20, 2024. It is expected that the purpose of the Annual Meeting will be to, among other things, elect the Company’s director nominees (Zvi Alon, Tomer Babai, Joan C. Conley, Sagit Manor, Michael Splinter, Stanley Stern and John Wilson). The final proposals to be considered at the Annual Meeting will be included in a definitive proxy statement that the Company plans to file with the Securities and Exchange Commission (the “SEC”).

Because this is the first annual meeting of the Company following its business combination with Roth CH Acquisition IV Co., the Company has set a deadline of February 22, 2024 for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

The deadline for stockholder proposals other than pursuant to Rule 14a-8 under the Company’s bylaws, including director nominations and other business, is February 18, 2024. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card for the Annual Meeting, notice must be submitted by February 18, 2024, and must include the information in the notice required by the Company’s bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2024

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer

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